EXHIBIT 99.8



[LOGO] Countrywide                                 Computational Materials For
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report

    Summary of Loans in Statistical Calculation Pool                                          Range
                                                                                              -----
    (As of Calculation Date)

    Total Number of Loans                                                   4,696
    Total Outstanding Balance                                        $782,271,705
    Average Loan Balance                                                 $166,583      $19,250 to $469,000
    WA Mortgage Rate                                                       6.876%       3.875% to 12.125%
    Net WAC                                                                6.367%       3.366% to 11.616%
    ARM Characteristics
               WA Gross Margin                                             6.112%       2.750% to 8.000%
               WA Months to First Roll                                         34           16 to 36
               WA First Periodic Cap                                       1.540%       1.000% to 3.000%
               WA Subsequent Periodic Cap                                  1.488%       1.000% to 3.000%
               WA Lifetime Cap                                            13.856%      10.375% to 19.125%
               WA Lifetime Floor                                           6.871%       3.000% to 12.125%
    WA Original Term (months)                                                 358          180 to 360
    WA Remaining Term (months)                                                357          172 to 360
    WA LTV                                                                 80.34%       8.11% to 100.00%
           Percentage of Pool with CLTV > 100%                              0.00%
    WA FICO                                                                   611
    WA DTI%
    Secured by (% of pool)              1st Liens                         100.00%
                                        2nd Liens                           0.00%
    Prepayment Penalty at Loan Orig (% of all loans)                       71.31%


-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:        Doc Types:           Purpose Codes          Occ Codes         Grades         Orig PP Term
  -------------       -----------        ----------           -------------          ---------         ------         ------------

CA        39.08%    SFR      75.70%   FULL         62.91%    RCO          58.99%   OO       97.81%    A      80.58%   0     28.69%
FL         7.87%    PUD      12.66%   STATED       37.09%    PUR          34.52%   INV       1.58%    A-      6.02%   6      0.03%
TX         4.25%    CND       7.21%                          RNC           6.49%   2H        0.61%    B       7.16%   12     4.19%
NY         3.61%    2T4       2.93%                                                                   C       4.83%   24    11.47%
CO         3.57%    3T4       0.65%                                                                   C-      0.74%   36    47.42%
                                                                                                      D       0.67%   60     8.21%



-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                                1-1


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR                    $50,508,793      313      6.46    $161,370     6.954    359.66    616    81.5
2/28 LIBOR - IO               $22,484,989      102      2.87    $220,441     6.311    359.35    645    81.1
3/27 LIBOR                   $461,692,142    2,936     59.02    $157,252     7.050    359.93    599    81.0
3/27 LIBOR - IO              $125,039,306      568     15.98    $220,140     6.288    359.47    638    81.9
FIXED 15YR                     $9,621,822       86      1.23    $111,882     7.180    179.79    594    72.9
FIXED 15YR - CC                  $703,900        6      0.09    $117,317     6.889    180.00    625    59.9
FIXED 20YR                       $122,559        2      0.02     $61,280     8.743    238.49    635    60.5
FIXED 25YR                        $99,527        1      0.01     $99,527     6.990    297.00    557    90.0
FIXED 30YR                    $92,410,484      582     11.81    $158,781     6.898    359.75    615    76.4
FIXED 30YR - CC               $11,247,029       62      1.44    $181,404     6.667    359.94    664    71.5
FIXED 30YR - IO                $8,059,118       37      1.03    $217,814     6.697    359.25    630    75.7
FIXED 30/15 BALLN                $282,037        1      0.04    $282,037    10.450    179.00    685    89.9
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611    80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                      $659,725,230    3,919     84.33    $168,340    6.873     359.80    609    81.2
Fixed 180                     $10,607,759       93      1.36    $114,062    7.247     179.78    599    72.5
Fixed 240                        $122,559        2      0.02     $61,280    8.743     238.49    635    60.5
Fixed 300                         $99,527        1      0.01     $99,527    6.990     297.00    557    90.0
Fixed 360                    $111,716,630      681     14.28    $164,048    6.860     359.73    621    75.8
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583    6.876     357.32    611    80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                $61,600        3      0.01     $20,533   11.185     301.38    547    60.9
$25,000.01 - $50,000.00        $2,917,616       66      0.37     $44,206    8.659     333.40    586    63.8
$50,000.01 - $75,000.00       $21,588,928      339      2.76     $63,684    8.131     348.95    595    78.5
$75,000.01 - $100,000.00      $56,825,716      641      7.26     $88,652    7.430     353.40    596    79.4
$100,000.01 - $150,000.00    $152,405,654    1,210     19.48    $125,955    7.216     357.39    602    80.5
$150,000.01 - $200,000.00    $167,989,724      960     21.47    $174,989    6.838     357.36    607    80.0
$200,000.01 - $250,000.00    $165,198,107      736     21.12    $224,454    6.644     358.81    614    80.1
$250,000.01 - $300,000.00    $136,278,542      497     17.42    $274,202    6.540     357.92    620    81.5
$300,000.01 - $350,000.00     $72,028,014      227      9.21    $317,304    6.582     358.96    624    80.7
$350,000.01 - $400,000.00      $3,475,305        9      0.44    $386,145    6.655     360.00    638    86.4
$400,000.01 - $450,000.00      $2,111,000        5      0.27    $422,200    5.825     359.81    658    78.2
$450,000.01 - $500,000.00      $1,391,500        3      0.18    $463,833    6.295     359.33    667    79.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583    6.876     357.32    611    80.3
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                                1-2


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV

AK                               $575,000        3     0.07     $191,667    7.271     360.00    586    83.7
AL                             $2,159,790       24     0.28      $89,991    7.679     335.93    593    79.5
AR                             $1,455,413       12     0.19     $121,284    7.599     345.65    597    81.0
AZ                             $7,740,424       63     0.99     $122,864    7.110     358.62    603    83.2
CA                           $305,675,038    1,413    39.08     $216,331    6.453     358.64    621    77.8
CO                            $27,888,856      158     3.57     $176,512    6.586     356.88    620    82.8
CT                             $7,779,800       48     0.99     $162,079    7.390     354.13    586    78.5
DC                               $502,500        3     0.06     $167,500    6.238     360.00    612    78.6
DE                               $590,500        4     0.08     $147,625    6.951     360.00    601    79.6
FL                            $61,583,767      449     7.87     $137,158    7.204     356.44    607    83.4
GA                            $16,427,916      118     2.10     $139,220    7.275     359.85    613    85.7
HI                             $4,597,910       16     0.59     $287,369    6.276     348.10    648    81.6
IA                             $1,909,962       19     0.24     $100,524    7.805     359.83    579    82.5
ID                             $3,324,047       29     0.42     $114,622    6.922     350.32    611    79.1
IL                            $24,044,664      162     3.07     $148,424    7.219     358.67    597    81.3
IN                             $4,961,332       45     0.63     $110,252    7.291     348.80    616    88.4
KS                             $1,414,513       12     0.18     $117,876    7.379     359.63    619    88.5
KY                             $2,485,419       23     0.32     $108,062    7.061     350.83    597    86.3
LA                             $4,673,998       43     0.60     $108,698    7.579     344.52    597    85.1
MA                            $24,726,501      118     3.16     $209,547    7.024     359.80    586    76.4
MD                            $15,804,230       87     2.02     $181,658    7.493     358.65    595    81.4
ME                             $2,005,399       17     0.26     $117,965    7.479     356.35    591    72.7
MI                            $20,977,935      171     2.68     $122,678    7.459     359.04    596    82.3
MN                            $10,721,565       69     1.37     $155,385    7.131     354.87    602    80.5
MO                             $9,737,023       88     1.24     $110,648    7.476     355.79    623    85.5
MS                             $3,656,592       32     0.47     $114,269    7.628     336.36    606    91.6
MT                             $1,557,986       10     0.20     $155,799    7.633     323.18    622    80.0
NC                             $5,986,030       44     0.77     $136,046    7.195     355.18    599    87.6
ND                               $160,000        2     0.02      $80,000    6.700     360.00    643    80.0
NE                               $474,950        5     0.06      $94,990    7.257     360.00    596    84.3
NH                             $5,788,862       34     0.74     $170,261    6.771     359.81    603    75.7
NJ                            $23,758,273      130     3.04     $182,756    7.549     359.96    587    76.3
NM                             $2,234,900       18     0.29     $124,161    7.057     358.38    604    79.8
NV                            $12,958,102       75     1.66     $172,775    6.748     359.98    609    82.3
NY                            $28,216,551      129     3.61     $218,733    6.727     357.41    597    73.6
OH                            $11,144,300      102     1.42     $109,258    7.465     355.24    602    85.4
OK                             $3,350,710       37     0.43      $90,560    7.588     357.69    588    83.6
OR                             $9,470,255       62     1.21     $152,746    6.610     359.82    625    82.8
PA                             $8,980,473       75     1.15     $119,740    7.443     351.59    591    81.8
RI                             $3,595,550       22     0.46     $163,434    6.456     360.00    592    76.4
SC                             $2,837,714       19     0.36     $149,353    6.886     359.85    608    85.1
SD                               $527,670        4     0.07     $131,918    6.679     360.00    618    85.9
TN                            $10,267,634       85     1.31     $120,796    7.310     358.85    618    88.8
TX                            $33,216,925      279     4.25     $119,057    7.346     352.66    605    85.4
UT                             $7,537,932       54     0.96     $139,591    6.715     359.85    619    84.8



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-3


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
VA                            $14,547,906       98      1.86    $148,448    7.472     352.68    591    81.9
VT                               $296,100        3      0.04     $98,700    7.922     313.50    616    77.7
WA                            $20,697,449      121      2.65    $171,053    6.620     359.80    620    83.9
WI                             $4,624,686       39      0.59    $118,582    7.513     349.74    599    82.2
WV                             $1,724,303       15      0.22    $114,954    7.549     360.00    596    85.3
WY                               $896,350        8      0.11    $112,044    7.366     360.00    602    82.9
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583    6.876     357.32    611    80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                      $18,218,149      145      2.33    $125,642    6.873     350.97    585    40.5
50.01 - 55.00                 $10,209,056       69      1.31    $147,957    6.752     350.76    582    52.7
55.01 - 60.00                 $21,238,195      134      2.71    $158,494    6.768     353.03    583    57.9
60.01 - 65.00                 $27,517,751      169      3.52    $162,827    6.959     356.41    580    63.1
65.01 - 70.00                 $51,461,955      316      6.58    $162,854    6.983     354.11    579    68.4
70.01 - 75.00                 $62,282,146      394      7.96    $158,077    6.911     357.19    579    73.8
75.01 - 80.00                $287,860,313    1,659     36.80    $173,514    6.524     358.32    626    79.7
80.01 - 85.00                 $83,731,678      482     10.70    $173,717    6.992     357.37    595    84.1
85.01 - 90.00                $113,394,910      653     14.50    $173,652    7.077     357.37    613    89.4
90.01 - 95.00                 $44,373,653      265      5.67    $167,448    7.409     358.36    623    94.5
95.01 - 100.00                $61,983,899      410      7.92    $151,180    7.508     359.43    640    99.8
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583    6.876     357.32    611    80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 4.000                         $394,400        2      0.05    $197,200     3.933    360.00    651     80.0
4.001 - 4.500                    $377,545        2      0.05    $188,773     4.456    360.00    665     76.7
4.501 - 5.000                  $8,801,094       41      1.13    $214,661     4.913    359.82    676     78.7
5.001 - 5.500                 $38,253,084      176      4.89    $217,347     5.365    357.03    655     77.7
5.501 - 6.000                $106,335,363      520     13.59    $204,491     5.874    357.89    643     77.7
6.001 - 6.500                $178,323,001      937     22.80    $190,313     6.353    358.04    619     78.5
6.501 - 7.000                $176,827,343    1,029     22.60    $171,844     6.829    357.37    605     80.3
7.001 - 7.500                $109,463,300      694     13.99    $157,728     7.340    357.60    592     81.8
7.501 - 8.000                 $80,385,633      577     10.28    $139,317     7.810    356.54    591     84.2
8.001 - 8.500                 $43,247,263      327      5.53    $132,255     8.315    357.01    581     84.5
8.501 - 9.000                 $23,420,215      211      2.99    $110,996     8.812    355.26    578     84.1
9.001 - 9.500                  $5,565,647       56      0.71     $99,387     9.332    351.92    574     78.2
9.501 - 10.000                 $4,395,726       47      0.56     $93,526     9.849    354.52    566     80.5




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-4


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                $2,648,025       27      0.34     $98,075    10.325    337.84    579     82.7
10.501 - 11.000                $2,134,121       25      0.27     $85,365    10.779    345.61    547     77.0
11.001 - 11.500                $1,229,960       16      0.16     $76,873    11.368    359.83    568     80.0
11.501 - 12.000                  $368,100        8      0.05     $46,013    11.935    360.00    550     75.5
12.001 - 12.500                  $101,885        1      0.01    $101,885    12.125    356.00    612    100.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                          $592,150,729    3,641     75.70    $162,634     6.888    357.12    608     80.0
PUD                           $99,037,249      550     12.66    $180,068     6.855    357.28    615     83.7
CND                           $56,437,817      336      7.21    $167,970     6.756    358.16    630     82.1
2T4                           $22,923,909      109      2.93    $210,311     6.993    359.33    613     76.1
3T4                            $5,070,800       21      0.65    $241,467     6.511    359.92    641     68.1
4T4                            $3,176,500       12      0.41    $264,708     6.673    359.71    629     71.5
MNF                            $2,311,501       21      0.30    $110,071     7.667    359.82    624     72.0
CNDP                           $1,163,200        6      0.15    $193,867     7.050    360.00    600     67.3
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                          $461,470,023    2,771     58.99    $166,536     6.941    356.55    593     77.0
PUR                          $270,038,401    1,573     34.52    $171,671     6.753    359.46    641     85.7
RNC                           $50,763,282      352      6.49    $144,214     6.948    353.01    607     82.2
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                           $765,145,663    4,576     97.81    $167,208     6.874    357.34    610     80.5
INV                           $12,367,144       87      1.58    $142,151     6.826    359.21    641     75.9
2H                             $4,758,898       33      0.61    $144,209     7.389    349.27    608     72.9
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-5


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                     $10,607,759       93      1.36    $114,062     7.247    179.78    599     72.5
181 - 300                        $222,087        3      0.03     $74,029     7.957    264.71    600     73.7
301 - 360                    $771,441,860    4,600     98.62    $167,705     6.871    359.79    611     80.4
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                         $492,106,217    3,095     62.91    $159,000     6.871    357.12    602     81.4
STATED INCOME                $290,165,489    1,601     37.09    $181,240     6.885    357.67    625     78.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Unknown                          $185,000        2      0.02     $92,500     8.866    360.00            64.8
801 - 820                      $1,035,000        4      0.13    $258,750     5.621    360.00    805     78.3
781 - 800                      $1,535,591        9      0.20    $170,621     6.166    359.86    792     81.6
761 - 780                      $3,369,265       18      0.43    $187,181     6.133    359.64    770     79.0
741 - 760                      $8,028,296       39      1.03    $205,854     6.215    359.92    750     80.8
721 - 740                     $11,866,698       67      1.52    $177,115     6.352    356.94    729     84.2
701 - 720                     $20,313,496      105      2.60    $193,462     6.244    359.78    710     81.8
681 - 700                     $35,716,987      200      4.57    $178,585     6.395    354.22    690     81.3
661 - 680                     $64,069,537      346      8.19    $185,172     6.439    358.01    670     83.4
641 - 660                     $93,248,005      528     11.92    $176,606     6.596    358.27    650     82.8
621 - 640                    $100,762,090      585     12.88    $172,243     6.586    358.32    630     82.7
601 - 620                    $102,549,744      608     13.11    $168,667     6.892    356.58    611     83.2
581 - 600                     $97,074,080      604     12.41    $160,719     7.077    357.61    590     81.6
561 - 580                     $73,377,818      460      9.38    $159,517     7.201    358.09    571     79.1
541 - 560                     $68,631,930      444      8.77    $154,576     7.246    355.56    550     75.3
521 - 540                     $59,259,692      395      7.58    $150,025     7.364    356.81    531     73.5
501 - 520                     $39,188,017      268      5.01    $146,224     7.629    356.80    511     72.0
<= 500                         $2,060,460       14      0.26    $147,176     7.340    338.55    498     69.1
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-6


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                            $630,381,608    3,715     80.58    $169,685     6.787    357.58    622     82.0
A-                            $47,084,063      285      6.02    $165,207     7.104    356.53    574     77.1
B                             $56,029,467      370      7.16    $151,431     7.143    356.91    563     74.5
C                             $37,753,539      249      4.83    $151,621     7.389    355.54    554     69.5
C-                             $5,762,813       40      0.74    $144,070     7.638    352.16    540     67.8
D                              $5,260,216       37      0.67    $142,168     8.241    356.67    544     60.3
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                            $224,412,017    1,422     28.69    $157,814     7.254    357.85    597     79.6
6                                $203,806        1      0.03    $203,806     6.250    359.00    689     70.3
12                            $32,788,251      155      4.19    $211,537     6.651    355.63    628     79.8
24                            $89,690,754      487     11.47    $184,170     6.661    359.63    623     80.9
36                           $370,962,608    2,235     47.42    $165,979     6.723    358.91    612     81.5
60                            $64,214,269      396      8.21    $162,157     6.864    343.94    621     76.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $782,271,705    4,696    100.00    $166,583     6.876    357.32    611     80.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                                 (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                WA              CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION     MTR             BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
13 - 18          16              $250,045        3      0.04     $83,348     8.490    352.24    559     79.1
19 - 24          24           $72,868,464      413     11.05    $176,437     6.755    359.56    625     81.4
25 - 31          29            $2,079,562       15      0.32    $138,637     7.820    353.01    566     81.9
32 - 37          36          $584,527,160    3,488     88.60    $167,582     6.883    359.86    607     81.2
-----------------------------------------------------------------------------------------------------------------------------------
                             $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-7


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                                     (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $719,176        4      0.11    $179,794     5.149    359.72    660     83.5
3.001 - 4.000                  $8,472,039       39      1.28    $217,232     4.886    359.81    675     78.6
4.001 - 5.000                 $98,121,706      479     14.87    $204,847     5.714    359.74    644     77.7
5.001 - 6.000                $226,736,173    1,296     34.37    $174,951     6.664    359.80    616     78.6
6.001 - 7.000                $197,562,289    1,237     29.95    $159,711     7.269    359.84    593     83.2
7.001 - 8.000                $128,113,847      864     19.42    $148,280     7.661    359.80    590     85.8
-----------------------------------------------------------------------------------------------------------------------------------
6.112                        $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maxmimum Rates                                 (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                  $199,776        1      0.03    $199,776     5.375    359.00    727     80.0
10.501 - 11.000                  $878,000        5      0.13    $175,600     4.865    360.00    662     80.5
11.001 - 11.500                  $589,245        4      0.09    $147,311     4.888    360.00    664     77.5
11.501 - 12.000               $10,093,671       49      1.53    $205,993     5.078    359.75    671     79.0
12.001 - 12.500               $34,698,656      164      5.26    $211,577     5.396    359.69    651     78.5
12.501 - 13.000               $88,468,583      441     13.41    $200,609     5.891    359.80    640     78.5
13.001 - 13.500              $150,218,713      792     22.77    $189,670     6.355    359.79    616     79.3
13.501 - 14.000              $143,911,839      827     21.81    $174,017     6.840    359.83    604     81.5
14.001 - 14.500               $92,632,211      577     14.04    $160,541     7.343    359.85    590     82.9
14.501 - 15.000               $67,394,355      474     10.22    $142,182     7.816    359.81    592     85.3
15.001 - 15.500               $37,744,102      283      5.72    $133,371     8.314    359.80    580     85.1
15.501 - 16.000               $19,792,902      172      3.00    $115,075     8.832    359.72    574     84.4
16.001 - 16.500                $4,468,441       41      0.68    $108,986     9.332    359.42    570     78.8
16.501 - 17.000                $3,515,179       34      0.53    $103,388     9.872    359.93    569     82.6
17.001 - 17.500                $2,069,393       21      0.31     $98,543    10.302    359.85    564     83.0
17.501 - 18.000                $1,692,634       16      0.26    $105,790    10.787    360.00    542     75.6
18.001 - 18.500                $1,023,445       12      0.16     $85,287    11.375    359.79    574     83.0
18.501 - 19.000                  $232,200        5      0.04     $46,440    11.946    360.00    557     74.6
19.001 - 19.500                  $101,885        1      0.02    $101,885    12.125    356.00    612    100.0
-----------------------------------------------------------------------------------------------------------------------------------
13.856                       $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-8


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                                (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $1,397,599       12      0.21    $116,467     7.336    360.00    567     73.2
1.500                        $640,133,796    3,771     97.03    $169,752     6.871    359.82    609     81.3
2.000                            $423,200        2      0.06    $211,600     5.616    359.43    734     80.0
3.000                         $17,770,634      134      2.69    $132,617     6.915    359.14    619     80.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Subsequent Periodic Rate Cap                            (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                         $15,993,820      124      2.42    $128,982     6.931    359.41    617     79.5
1.500                        $643,483,356    3,793     97.54    $169,650     6.871    359.81    609     81.3
3.000                            $248,054        2      0.04    $124,027     6.580    358.00    520     73.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                              (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $199,776        1      0.03    $199,776     5.375    359.00    727     80.0
3.001 - 4.000                    $484,400        3      0.07    $161,467     4.475    360.00    650     83.7
4.001 - 5.000                  $9,012,639       43      1.37    $209,596     4.919    359.78    672     78.6
5.001 - 6.000                $121,719,894      593     18.45    $205,261     5.728    359.77    644     78.5
6.001 - 7.000                $294,018,748    1,617     44.57    $181,830     6.582    359.81    610     80.3
7.001 - 8.000                $163,377,443    1,076     24.76    $151,838     7.538    359.82    591     83.8
8.001 - 9.000                 $57,618,474      455      8.73    $126,634     8.488    359.78    578     84.9
9.001 - 10.000                 $8,193,550       77      1.24    $106,410     9.573    359.64    568     80.0
> 10.000                       $5,100,307       54      0.77     $94,450    10.783    359.82    560     80.6
-----------------------------------------------------------------------------------------------------------------------------------
                             $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                              (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/05                            $189,103        2      0.03     $94,552     8.446    352.00    537     75.6
08/05                             $60,942        1      0.01     $60,942     8.625    353.00    628     90.0
10/05                            $235,196        1      0.04    $235,196     7.990    355.00    624     98.3
12/05                            $857,448        7      0.13    $122,493     7.014    357.00    610     89.2
01/06                          $7,885,801       45      1.20    $175,240     7.046    357.84    625     80.7
02/06                         $11,129,158       63      1.69    $176,653     6.440    359.01    644     80.4
03/06                         $32,799,489      185      4.97    $177,295     6.728    360.00    625     81.1





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-9


[LOGO] Countrywide                                                                                      Computational Materials For
-------------------
SECURITIES CORPORATION                                                         Countrywide Asset-Backed Certificates, Series 2004-4
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Group 1

                                                  ARM and Fixed       $782,271,705

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                              (Excludes 777 Fixed
                                                                                                                 Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                CURRENT      # OF      % OF     AVERAGE    GROSS      REMG.            ORIG
DESCRIPTION                     BALANCE      LOANS     TOTAL    BALANCE     WAC       TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/06                         $19,961,372      112      3.03    $178,227     6.833    360.00    615     82.1
07/06                            $843,254        5      0.13    $168,651     7.993    352.00    570     78.4
08/06                            $712,949        5      0.11    $142,590     7.329    353.00    558     81.6
09/06                            $176,029        2      0.03     $88,014     8.394    354.00    559     83.2
10/06                            $347,331        3      0.05    $115,777     8.119    355.00    577     90.4
11/06                          $2,819,096       16      0.43    $176,193     7.524    356.00    578     80.5
12/06                          $1,674,318       10      0.25    $167,432     7.185    357.00    618     86.4
01/07                         $14,916,286       71      2.26    $210,089     6.375    358.03    633     80.7
02/07                         $36,873,432      172      5.59    $214,380     6.420    359.00    636     81.3
03/07                        $335,384,850    2,029     50.84    $165,296     6.955    360.00    605     81.2
04/07                        $192,781,778    1,189     29.22    $162,138     6.876    360.00    605     81.1
05/07                             $77,400        1      0.01     $77,400     6.000    360.00    632     90.0
-----------------------------------------------------------------------------------------------------------------------------------
                             $659,725,230    3,919    100.00    $168,340     6.873    359.80    609     81.2
-----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                                1-10